UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2007 (September 13, 2007)

BROOKE CORPORATION

(Exact name of registrant as specified in its charter)

KS	001-31698	48-1009756
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

10950 Grandview Drive, Suite 600, Overland Park, KS	66210
(Address of principal executive offices)	(Zip Code)

(913) 661-0123

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Chief Executive Officer and President and Director

On September 13, 2007, Brooke Corporation, a Kansas corporation (the “Company”) (NASDAQ:BXXX), announced the appointment of Keith E. Bouchey as director, president and CEO of Brooke Corporation effective October 1, 2007.

Mr. Bouchey most recently served as director, senior executive vice president and chief financial officer of First Community Bancshares, Inc. in Overland Park, Kansas, and its wholly-owned subsidiary bank, First Community Bank of Lee’s Summit, Missouri. He is also a director, officer and shareholder of Holyrood Bancshares, Inc. in Holyrood, Kansas, and director and shareholder of UBT Bancshares Inc. in Marysville, Kansas. Bouchey served five years as the executive financial officer of Gold Banc Corporation Inc. of Leawood, Kansas. Additionally, Mr. Bouchey served for 17 years as the managing director of the regulatory services practice at GRA, Thompson, White and Co., a regional bank accounting and consulting firm, and was with the Federal Reserve Bank of Kansas City for five years. Mr. Bouchey is a native of Kansas, and received his bachelor’s degree in corporate finance from Kansas State University.

In connection with Mr. Bouchey’s appointment as President and Chief Executive Officer, the Company and Mr. Bouchey entered into an employment agreement. Pursuant to the employment agreement, Mr. Bouchey’s employment will commence on October 1, 2007, and the term of the employment agreement is three years (the “Initial Term”). Unless sooner terminated pursuant to the terms thereof, the employment agreement will automatically renew for additional one-year terms (“Renewal Terms”). Mr. Bouchey will receive an annual salary of $300,000.00 per year. Mr. Bouchey also received a sign-on bonus of $40,000 upon the next regularly-scheduled payroll processing date immediately following October 1, 2007.

If the Company terminates Mr. Bouchey’s employment under the employment agreement for any reason other than just cause, as defined in the agreement, Mr. Bouchey will be entitled to severance payments as follows: if such termination occurs during the Initial Term, Mr. Bouchey will continue to receive, as severance pay, payments of his annual salary, as in effect on the date of his termination, until the gross aggregate amount of such payments equals $600,000; and if such termination occurs during a Renewal Term, Mr. Bouchey will continue to receive, as severance pay, payments of his annual salary, as in effect on the date of his termination, until the gross aggregate amount of such payments equals $400,000, and if such termination occurs during the Initial Term or a Renewal Term, Mr. Bouchey may receive, as severance pay, any amounts other than his annual salary, including, but not limited to, any earned prorated performance awards, solely within the discretion of the Company.

The employment agreement also contains customary non-disclosure/non-solicitation and non-competition provisions.

In connection with the employment agreement, Mr. Bouchey was granted 50,000 restricted shares of the Company’s common stock pursuant to a restricted share agreement under the

Company’s 2006 Equity Incentive Plan. The restricted shares will vest in one-third increments as follows: 16,666 shares on October 1, 2008; 16,667 shares on October 1, 2009 and 16,667 shares on October 1, 2010; provided, however, the restricted shares will fully vest in the event of (i) the Company’s change in control, as defined in the restricted shares agreement, or (ii) a termination by the Company of Mr. Bouchey’s employment other than for just cause, as defined in the restricted shares agreement.

The board of directors of the Company will appoint Mr. Bouchey as a director to fill a vacancy on the Company’s board. The appointment will be effective on October 1, 2007.

The foregoing summary of the employment agreement and the restricted shares agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of such agreements, which are filed as Exhibits 10.1 and Exhibits 10.2, respectively, hereto and incorporated herein by reference.

Departure of Named Executive Officer

In connection with the appointment of Mr. Bouchey as president and chief executive officer of the Company, Ms. Anita F. Larson announced her resignation as president and chief operating officer of the Company, and Mr. Robert D. Orr announced his resignation as chief executive officer. Both resignations are effective on October 1, 2007. Ms. Larson announced that she will now focus full time on her responsibilities as an executive officer of Brooke Credit Corporation (OTCBB:BRCR), Brooke Corporation’s majority-owned finance company subsidiary. Mr. Orr will remain as chairman of the board of directors of the Company.

Item 7.01	Regulation FD Disclosure

On September 14, 2007, the Company issued a press release announcing the changes in management. The text of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in such filing.

The press release may contain forward-looking statements. All forward-looking statements involve risks and uncertainties, and several factors could cause actual results to differ materially from those in the forward-looking statements. The following factors, among others, could cause actual results to differ from those indicated in the forward-looking statements: the uncertainty that the Company and its subsidiaries will achieve their short-term and long-term profitability and growth goals; uncertainties associated with market acceptance of and demand for the Company’s products and services; the impact of competitive products and pricing; the dependence on third-party suppliers and their pricing; the ability to meet product demand; the availability of funding sources; the exposure to market risks; uncertainties associated with the development of technology; changes in the law and in economic, political and regulatory environments; changes in management; the dependence on intellectual property rights; the effectiveness of internal controls; and risks and factors described from time to time in reports and registration statements filed by the Company with the Securities and Exchange Commission. A more complete description of the Company’s business is provided in the Company’s most recent annual, quarterly and current reports, which are available from the Company without charge or at www.sec.gov.

Item 9.01—Financial Statements and Exhibits

(d) Exhibits

10.1	Executive Employment Agreement dated as of September 13, 2007 between Brooke Corporation and Keith E. Bouchey.

10.2	Restricted Shares Agreement between Brooke Corporation and Keith E. Bouchey with an effective date of October 1, 2007.

99.1	Press Release of Brooke Corporation issued September 14, 2007 announcing the management changes.

Exhibit 99.1 is being furnished, not filed, with this Current Report on Form 8-K. Accordingly, Exhibit 99.1 will not be incorporated by reference into any other filing made by Brooke Corporation with the SEC, unless specifically identified therein as being incorporated therein by reference.

SIGNATURE(S)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BROOKE CORPORATION

Date: September 19, 2007	By:	/s/ Robert D. Orr
	Name:	Robert D. Orr
	Its:	Chairman

EXHIBIT INDEX

10.1	Executive Employment Agreement dated as of September 13, 2007 between Brooke Corporation and Keith E. Bouchey.

10.2	Restricted Shares Agreement between Brooke Corporation and Keith E. Bouchey with an effective date of October 1, 2007.

99.1	Press Release of Brooke Corporation issued September 14, 2007 announcing the management changes.

Exhibit 99.1 is being furnished, not filed, with this Current Report on Form 8-K. Accordingly, Exhibit 99.1 will not be incorporated by reference into any other filing made by Brooke Corporation with the SEC, unless specifically identified therein as being incorporated therein by reference.